SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2003

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION

99.1	Earnings Release issued by the Company on July 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9. Regulation FD.

          The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

          On July 31, 2003, PacifiCare Health Systems, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          See Item 9 above for the information being furnished in satisfaction of this Item 12.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: July 31, 2003	By:	/s/ Gregory W. Scott

Gregory W. Scott
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Earnings Release issued by the Company on July 31, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.